Exhibit 99.1

Och-Ziff Capital Management Group LLC Reports

First Quarter 2009 Results

First Quarter 2009 Dividend of $0.05 per Class A Share

NEW YORK, May 4, 2009 – Och-Ziff Capital Management Group LLC (NYSE:OZM) (the “Company” or “Och-Ziff”) today reported its results for the first quarter ended March 31, 2009, and the declaration of a $0.05 first quarter cash dividend on its Class A Shares.

Summary Highlights

•	Distributable Earnings of $27.2 million, or $0.07 per Adjusted Class A Share, for the 2009 first quarter
•	Assets under management of $20.3 billion as of April 1, 2009, 8% lower than as of January 1, 2009 and 38% lower than as of April 1, 2008
•

Year-to-date net returns through March 31, 2009 of the OZ Master Fund of 4.4%, the OZ Europe Master Fund of -0.2%, the OZ Asia Master Fund of 4.4% and the OZ Global Special Investments Master Fund of 0.7%

“Despite continued challenging market conditions, we delivered strong absolute returns during the first quarter and in April,” said Daniel Och, Chairman and Chief Executive Officer of Och-Ziff. “We see the current environment – which places a premium on investment performance, fund infrastructure and investment process transparency to fund investors – as an excellent one in which to continue to generate strong absolute returns for our fund investors. The number of compelling investment opportunities remains greater than it has been in many years, and there is a smaller universe of investors pursuing those ideas. While it may take some time for investors to begin to re-allocate capital to alternative asset managers, we believe that we will benefit from our competitive strengths and gain market share as a result.”

For the first quarter ended March 31, 2009, Och-Ziff reported a GAAP net loss of $81.9 million, or $1.07 per basic and diluted Class A Share, compared with a GAAP net loss of $268.1 million, or $3.62 per basic and diluted Class A Share for the first quarter ended March 31, 2008. The primary driver of the year-over-year reduction in the GAAP net loss was an increase in Net Loss Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries resulting from the adoption of FAS 160, partially offset by a decline in Management Fees due to lower assets under management.

The 2009 first quarter GAAP net loss primarily resulted from non-cash expenses of $419.9 million associated with the Company’s reorganization in connection with its initial public offering (“IPO”) in November 2007. These expenses are related to the amortization of Och-Ziff Operating Group A Units (“Group A Units”), which represent equity interests in the Company’s principal operating subsidiaries (“Och-Ziff Operating Group”) that were issued to the Company’s pre-IPO owners in exchange for their pre-IPO interests in those subsidiaries. The Group A Units vest annually over five years from the closing of the IPO. Accordingly, amortization of these expenses is expected to result in a GAAP net loss each quarter through 2012. Once vested, the Group A Units may be exchanged on a one-to-one basis for Class A Shares. To date, none of the vested Group A Units have been exchanged for Class A Shares.

Also contributing to the GAAP net loss in the 2009 first quarter were non-cash expenses of $25.9 million for the amortization of equity-based compensation, primarily related to Class A Restricted Share Units (“RSUs”) awarded to all of the Company’s employees in connection with the IPO. These RSUs vest annually over four years from the closing of the IPO. Each RSU represents the right to receive one Class A Share upon vesting.

Management uses Economic Income to evaluate the financial performance of and make operating decisions for the Och-Ziff Funds segment and Other Operations. Management believes that investors should review the same performance measures that it uses to analyze the Company’s operating performance. Economic Income is a pre-tax measure that does not include income allocations to the pre-IPO interests of the partners and Ziff Brothers Investments (the “Ziffs”), reorganization expenses related to the Company’s IPO, equity-based compensation expenses, taxes, the impact of consolidated Och-Ziff funds, or amounts allocated to the partners and the Ziffs on their direct interests in the Och-Ziff Operating Group, among other adjustments. For further information regarding these adjustments, please see Exhibit 5 of the financial tables that accompany this press release. For reconciliations of Economic Income of the Och-Ziff Funds segment, Other Operations and Total Company to the respective GAAP net losses for the periods discussed below, please see Exhibits 3 and 4 of the financial tables that accompany this press release.

The Company’s Distributable Earnings for the first quarter ended March 31, 2009 were $27.2 million, or $0.07 per Adjusted Class A Share, compared with $49.7 million, or $0.12 per Adjusted Class A Share in the 2008 first quarter. The year-over-year reduction in Distributable Earnings was primarily attributable to a decline in Management Fees due to lower assets under management, partially offset by lower Non-compensation Expenses. Distributable Earnings is a supplemental non-GAAP financial measure that management believes provides a meaningful basis for comparison of the after-tax operating performance of the Company. Additionally, management uses Distributable Earnings, among other financial data, to determine the earnings available to distribute as dividends to holders of the Company’s Class A Shares and to the Company’s partners and the Ziffs with respect to their Group A Units.

Distributable Earnings is equal to Economic Income less Adjusted Income Taxes. Adjusted Income Taxes are estimated assuming all Group A Units and RSUs were converted on a one-to-one basis into Class A Shares (“Adjusted Class A Shares”). Distributable Earnings per Share is equal to Distributable Earnings divided by the weighted-average number of Adjusted Class A

Shares. Neither Economic Income nor Distributable Earnings should be considered as an alternative to GAAP earnings before income taxes, net earnings or cash flow, or as indicative of liquidity or the cash available to fund operations.

Prior to 2009, Distributable Earnings and Distributable Earnings per Share were determined using Economic Income for the Och-Ziff Funds segment. As a result of the growing significance of Och-Ziff’s Other Operations, which is comprised of additional investments in new businesses, principally the Company’s investment in its Asia real estate business, Economic Income, Distributable Earnings and Distributable Earnings per Share now include the results of the Company’s Other Operations on a basis comparable to Economic Income of the Och-Ziff Funds segment. Amounts in the prior year have been restated to conform to the new presentation. For a reconciliation of Economic Income to Distributable Earnings, please see Exhibit 6 of the financial tables that accompany this press release.

Och-Ziff’s assets under management were $22.6 billion as of March 31, 2009, 16% lower than the $27.0 billion in assets under management as of December 31, 2008 and 32% lower than the $33.3 billion in assets under management as of March 31, 2008. The $10.7 billion year-over-year decrease was driven by net outflows of $6.1 billion and performance-related depreciation of $4.6 billion. During the 2009 first quarter, the $4.4 billion decrease in assets under management was driven by net outflows of $5.1 billion partially offset by performance-related appreciation of $733 million. The net outflows for the first quarter 2009 include redemption requests received for December 31, 2008, but exclude redemption requests received for March 31, 2009 as these redemptions are reflected in assets under management as of April 1, 2009.

Assets under management as of April 1, 2009 were $20.3 billion, which reflects redemptions for the month of March 2009 (net of April 1, 2009 capital inflows) of $2.3 billion. Virtually all redemptions for a quarter generally are paid on the first day of the month following the quarter in which the redemption notice was submitted, and capital inflows for that month are accepted on the same day. Redemptions remained elevated in the 2009 first quarter as global market conditions continued to be unsettled, particularly in January and February. The Company believes that redemptions also continued to be adversely impacted due to the continued effect of other alternative asset managers that imposed gates, or who otherwise restricted access to investor capital. Och-Ziff has provided, and continues to provide, liquidity to its fund investors in accordance with the pre-defined terms of its funds.

Estimated assets under management as of May 1, 2009 were $20.6 billion, which reflects redemptions for the month of April 2009 (net of May 1, 2009 capital inflows) of $84.8 million, and performance-related appreciation of $391.7 million.

Assets under management by fund:

				% Change (1)
(dollars in billions)	March 31, 2009	December 31, 2008	March 31, 2008	Mar. 2009 vs. Dec. 2008	Mar. 2009 vs. Mar. 2008
OZ Master Fund	14.3	16.4	19.9	-13%	-28%
OZ Europe Master Fund	3.5	5.1	6.2	-31%	-44%
OZ Asia Master Fund	1.7	2.4	3.8	-30%	-55%
OZ Global Special Investments Master Fund	1.9	1.9	2.1	0%	-8%
Other (1)(2)	1.2	1.2	1.3	NM	NM

(1)	Rounding differences may occur.
(2)	Includes real estate funds, managed accounts and other funds not significant to the Company’s assets under management.

Performance by fund(1):

	2009
	January	February	March	YTD
OZ Master Fund	3.09%	0.35%	0.88%	4.36%
OZ Europe Master Fund	0.98%	-1.09%	-0.04%	-0.16%
OZ Asia Master Fund	2.70%	1.22%	0.38%	4.35%
OZ Global Special Investments Master Fund	0.84%	-0.49%	0.35%	0.70%

(1)	Please see important disclosures on Exhibit 9 of the financial supplement accompanying this press release.

In the 2009 first quarter, performance-related appreciation was due primarily to improved investment opportunities in U.S. and Asian equities, convertible arbitrage, and credit, all of which are core strategies in the Company’s master funds.

SUMMARY RESULTS OF THE OCH-ZIFF FUNDS SEGMENT

The Company conducts substantially all of its business through the Och-Ziff Funds segment, which is currently the Company’s only reportable segment. This segment provides management and advisory services to the Company’s hedge funds and separately managed accounts.

Economic Income

Economic Income Revenues

First quarter 2009 Economic Income Revenues were $92.6 million, a 37% decrease from first quarter 2008 Economic Income Revenues of $146.5 million. Management Fees were $92.4 million, 36% lower than first quarter 2008 Management Fees of $145.0 million.

Economic Income Revenues were lower year-over-year as a result of the decline in assets under management, primarily due to performance-related depreciation and investor redemptions in the second half of 2008. Redemption requests made in March 2009 had no impact on first quarter 2009 results as they reduced assets under management as of April 1, 2009 in accordance with the

Company’s practices. Therefore, the effect of these redemptions on Management Fees will be recognized in the Company’s second quarter 2009 results.

Economic Income Expenses

Compensation and Benefits

First quarter 2009 Compensation and Benefits expenses totaled $20.4 million, 14% lower than first quarter 2008 Compensation and Benefits expenses of $23.7 million. The decrease in Compensation and Benefits in the 2009 first quarter was almost entirely attributable to the decline in cash bonus expense. First quarter 2009 Compensation and Benefits included $4.9 million of cash bonus expense, which was 40% lower than first quarter 2008 cash bonus expense of $8.1 million due to a lower level of one-time, non-recurring bonus payments.

Non-Compensation Expenses

First quarter 2009 Non-compensation Expenses were $24.1 million, a 31% decrease from first quarter 2008 Non-compensation Expenses of $35.1 million. The decrease was driven principally by lower professional services fees, lower interest expense on the Company’s $750 million term loan due to the decline in the loan’s LIBOR-based borrowing rate, and lower business development costs, partially offset by higher occupancy expense and insurance costs.

Economic Income

First quarter 2009 Economic Income for the Och-Ziff Funds segment totaled $48.2 million, a 45% decrease from first quarter 2008 Economic Income of $87.7 million.

SUMMARY RESULTS OF THE COMPANY’S OTHER OPERATIONS

The Company’s Other Operations are comprised of its real estate business, which manages and provides advisory services to its real estate funds, and investments in new businesses established to expand certain of the Company’s private investments platforms which includes the Company’s investment in its Asia real estate business. The businesses within Other Operations are currently in early growth stages, and are not included in the results of the Och-Ziff Funds segment discussed above.

First quarter 2009 Economic Income for the Company’s Other Operations was a net loss of $3.7 million, a 6% increase from a $3.4 million net loss in the 2008 first quarter. The 2009 first quarter net loss was primarily related to compensation costs associated with the Company’s Asia real estate business. The 2008 first quarter net loss was primarily related to the Company’s share of the start-up costs associated with establishing its African joint venture.

CAPITAL

As of March 31, 2009, the number of Class A Shares outstanding was 76,373,392. For purposes of calculating Distributable Earnings per Share, the Company assumes that all Group A Units and RSUs outstanding as of March 31, 2009 have been converted on a one-to-one basis into Class A Shares. For the first quarter ended March 31, 2009, the total weighted-average Adjusted Class A Shares outstanding was 403,114,691.

DIVIDEND

The Board of Directors of Och-Ziff declared a first quarter 2009 dividend of $0.05 per Class A Share, to be paid on May 11, 2009 to holders of record at the close of business on April 1, 2009.

For U.S. federal income tax purposes, the dividend will be treated as a partnership distribution. Based on the best information currently available, the Company estimates that when calculating withholding taxes, the entire amount of the first quarter 2009 dividend will be treated as U.S. source dividend income.

Non-U.S. holders of Class A Shares are generally subject to U.S. federal withholding tax at a rate of 30% (subject to reduction by applicable treaty or other exception) on their share of U.S. source dividends and certain other types of U.S. source income realized by the Company. With respect to interest, however, no withholding is generally required if proper certification (on an IRS Form W-8) of a beneficial owner’s foreign status has been filed with the withholding agent. In addition, non-U.S. holders must generally provide the withholding agent with a properly completed IRS Form W-8 to obtain any reduction in withholding.

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Och-Ziff will host a conference call today, May 4, 2009, at 8:30 a.m. Eastern Time to discuss the Company’s 2009 first quarter results. The call will be open to the public and can be accessed by dialing 888-713-4213 (callers inside the U.S.) or 617-213-4865 (callers outside the U.S.). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 12943340. A simultaneous webcast of the call will be available to the public on a listen-only basis on the For Shareholders page of the Company’s website at www.ozcap.com.

For those unable to listen to the live broadcast, a replay will be available by dialing 888-286-8010 (callers inside the U.S.) or 617-801-6888 (callers outside the U.S.), passcode 23642962, beginning approximately two hours after the event for two weeks. A webcast replay of the event will also be available on the For Shareholders page of the Company’s website.

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Forward-Looking Statements

The information contained in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Company with respect to, among other things, its future financial or business performance, events, strategies or expectations, including but not limited to its ability to generate returns and preserve capital and its ability to expand its investment platforms. Such forward-looking statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “opportunity,” “assume,” “remain,” “sustain,” “achieve” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this press release are based upon historical performance of the Company and its subsidiaries and on current plans, estimates and expectations of the Company and its subsidiaries. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to global and domestic market and business conditions, the Company’s ability to successfully compete for fund investors, talent and investment opportunities, successful formulation and execution of its business and growth strategies, the Company’s ability to appropriately manage conflicts of interest, and tax and other regulatory factors relevant to the Company’s structure and status as a public company, as well as assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Reports on Form 10-Q. Any forward-looking statements contained in this press release are made only as of the date hereof. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This press release does not constitute an offer of any Och-Ziff fund.

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About Och-Ziff Capital Management Group LLC

Och-Ziff Capital Management Group LLC is one of the world’s largest institutional alternative asset managers with offices in New York, London, Hong Kong, Tokyo, Bangalore and Beijing. Och-Ziff’s funds seek to deliver consistent, positive, risk-adjusted returns throughout market cycles, with a strong focus on capital preservation. Och-Ziff’s multi-strategy approach combines global investment strategies, including merger arbitrage, convertible and derivative arbitrage, equity restructuring, credit and distressed investments, private investments and real estate.

As of May 1, 2009, Och-Ziff had approximately $20.6 billion in assets under management with approximately 600 investor relationships. For more information, please visit www.ozcap.com.

Investor Relations Contact:

Tina Madon

Managing Director

Head of Investor Relations

Och-Ziff Capital Management Group LLC

212-719-7381

tina.madon@ozcap.com

Media Relations Contact:

Steve Bruce or Chuck Dohrenwend

The Abernathy MacGregor Group, for Och-Ziff Capital Management Group LLC

212-371-5999

Exhibit 1

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Consolidated and Combined Statements of Operations (Unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2009	2008
Revenues
Management fees	$94,305	$146,275
Incentive income	—	32
Other revenues	268	1,519
Income of consolidated Och-Ziff funds	2,615	1

Total Revenues	97,188	147,827

Expenses
Compensation and benefits	51,876	52,955
Allocations to non-equity partner interests	(340)	(1,850)
Reorganization expenses	419,949	425,584
Profit sharing	(17)	(834)
Interest expense	4,595	10,817
General, administrative and other	22,250	25,775
Expenses of consolidated Och-Ziff funds	754	360

Total Expenses	499,067	512,807

Other Loss
Net losses on deferred balances and investments in Och-Ziff funds and joint ventures	(11,547)	(5,164)
Net gains (losses) of consolidated Och-Ziff funds	277	(913)

Total Other Loss	(11,270)	(6,077)

Loss before Income Taxes	(413,149)	(371,057)
Income taxes	2,829	3,226

Consolidated Net Loss	$(415,978)	$(374,283)

Net Loss Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	$(334,124)	$(106,165)

Net Loss Allocated to Parent	$(81,854)	$(268,118)

Net Loss per Class A Share
Basic and Diluted	$(1.07)	$(3.62)

Weighted-Average Class A Shares Outstanding (1)
Basic and Diluted	76,547,204	74,138,572

(1)	Includes fully-vested RSUs that have not been exchanged into Class A Shares as of the end of the period.

Exhibit 2

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Economic Income (Unaudited)

(dollars in thousands)

	Three Months Ended March 31, 2009
	Och-Ziff Funds Segment	Other Operations	Total Company Economic Income
Economic Income Revenues
Management fees	$92,424	$1,330	$93,754
Incentive income	—	—	—
Other revenues	214	54	268

Total Economic Income Revenues	92,638	1,384	94,022

Economic Income Expenses
Compensation and benefits	20,376	3,427	23,803
Non-compensation expenses	24,093	1,020	25,113

Total Economic Income Expenses	44,469	4,447	48,916

Net losses on joint ventures (1)	—	(548)	(548)
Partners’ and others’ interests in income of consolidated subsidiaries (2)	—	47	47

Economic Income	$48,169	$(3,658)	$44,511

	Three Months Ended March 31, 2008
	Och-Ziff Funds Segment	Other Operations	Total Company Economic Income
Economic Income Revenues
Management fees	$144,964	$1,311	$146,275
Incentive income	32	—	32
Other revenues	1,503	16	1,519

Total Economic Income Revenues	146,499	1,327	147,826

Economic Income Expenses
Compensation and benefits	23,695	339	24,034
Non-compensation expenses	35,107	147	35,254

Total Economic Income Expenses	58,802	486	59,288

Net losses on joint ventures (1)	—	(4,069)	(4,069)
Partners’ and others’ interests in income of consolidated subsidiaries (2)	—	210	210

Economic Income	$87,697	$(3,438)	$84,259

(1)	Represents the Company’s losses in joint ventures established to expand certain of the Company’s private investments platforms.
(2)	Represents the residual interests in the domestic real estate management business not owned by the Company.

Exhibit 3

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to U.S. GAAP Net Loss (Unaudited)

(dollars in thousands)

	OCH-ZIFF FUNDS SEGMENT					OTHER OPERATIONS					TOTAL COMPANY
		Reconciling Adjustments (1)					Reconciling Adjustments (1)
Three Months Ended March 31, 2009	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	U.S. GAAP Basis
Revenues
Management fees	$92,424	$(56)	$626	(a)	$92,994	$1,330	$(19)	$—	(a)	$1,311	$93,754	$94,305
Incentive income	—	—	—		—	—	—	—		—	—	—
Other revenues	214	—	—		214	54	—	—		54	268	268
Income of consolidated Och-Ziff funds	—	—	—		—	—	2,615	—		2,615	—	2,615

Total Revenues	92,638	(56)	626		93,208	1,384	2,596	—		3,980	94,022	97,188

Expenses
Compensation and benefits	20,376	—	22,814	(b) (c)	43,190	3,427	—	5,259	(b) (c)	8,686	23,803	51,876
Allocations to non-equity partner interests	—	—	(340	)(d)	(340)	—	—	—	(d)	—	—	(340)
Reorganization expenses	—	—	419,949	(e)	419,949	—	—	—	(e)	—	—	419,949
Profit sharing	—	—	(17	)(f)	(17)	—	—	—	(f)	—	—	(17)
Interest expense	4,595	—	—		4,595	—	—	—		—	4,595	4,595
General, administrative and other	19,498	—	1,547	(a) (g)	21,045	1,020	—	185	(a) (g)	1,205	20,518	22,250
Expenses of consolidated Och-Ziff funds	—	—	—		—	—	754	—		754	—	754

Total Expenses	44,469	—	443,953		488,422	4,447	754	5,444		10,645	48,916	499,067

Other Income (Loss)
Net earnings (losses) on deferred balances and investments in Och-Ziff funds and joint ventures	—	—	(10,999	)(h)	(10,999)	(548)	(34)	34	(h)	(548)	(548)	(11,547)
Net gains (losses) of consolidated Och-Ziff funds	—	(1,292)	—		(1,292)	—	1,569	—		1,569	—	277

Total Other Income (Loss)	—	(1,292)	(10,999)		(12,291)	(548)	1,535	34		1,021	(548)	(11,270)

Income (Loss) Before Income Taxes	48,169	(1,348)	(454,326)		(407,505)	(3,611)	3,377	(5,410)		(5,644)	44,558	(413,149)
Income taxes	—	—	2,788	(g)	2,788	—	—	41	(g)	41	—	2,829

Consolidated Net Income (Loss)	$48,169	$(1,348)	$(457,114)		$(410,293)	$(3,611)	$3,377	$(5,451)		$(5,685)	$44,558	$(415,978)

Net Income (Loss) Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	$—	$(1,348)	$(336,209	)(i)	$(337,557)	$47	$3,377	$9	(i)	$3,433	$47	$(334,124)

Net Income (Loss) Allocated to Parent	$48,169	$—	$(120,905)		$(72,736)	$(3,658)	$—	$(5,460)		$(9,118)	$44,511	$(81,854)

(1)	See Exhibit 5 for a description of the adjustments made to arrive at total Company U.S. GAAP Net Income (Loss).

Exhibit 4

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to U.S. GAAP Net Loss (Unaudited)

(dollars in thousands)

	OCH-ZIFF FUNDS SEGMENT					OTHER OPERATIONS					TOTAL COMPANY
		Reconciling Adjustments (1)					Reconciling Adjustments (1)
Three Months Ended March 31, 2008	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	U.S. GAAP Basis
Revenues
Management fees	$144,964	$—	$—	(a)	$144,964	$1,311	$—	$—	(a)	$1,311	$146,275	$146,275
Incentive income	32	—	—		32	—	—	—		—	32	32
Other revenues	1,503	—	—		1,503	16	—	—		16	1,519	1,519
Income of consolidated Och-Ziff funds	—	1	—		1	—	—	—		—	—	1

Total Revenues	146,499	1	—		146,500	1,327	—	—		1,327	147,826	147,827

Expenses
Compensation and benefits	23,695	—	28,921	(b) (c)	52,616	339	—	—	(b) (c)	339	24,034	52,955
Allocations to non-equity partner interests	—	—	(1,850	)(d)	(1,850)	—	—	—	(d)	—	—	(1,850)
Reorganization expenses	—	—	425,584	(e)	425,584	—	—	—	(e)	—	—	425,584
Profit sharing	—	—	(834	)(f)	(834)	—	—	—	(f)	—	—	(834)
Interest expense	10,817	—	—		10,817	—	—	—		—	10,817	10,817
General, administrative and other	24,290	—	1,151	(a) (g)	25,441	147	—	187	(a) (g)	334	24,437	25,775
Expenses of consolidated Och-Ziff funds	—	—	—		—	—	360	—		360	—	360

Total Expenses	58,802	—	452,972		511,774	486	360	187		1,033	59,288	512,807

Other Loss
Net earnings (losses) on deferred balances and investments in Och-Ziff funds and joint ventures	—	—	(1,095	)(h)	(1,095)	(4,069)	13	(13	)(h)	(4,069)	(4,069)	(5,164)
Net losses of consolidated Och-Ziff funds	—	(7)	—		(7)	—	(906)	—		(906)	—	(913)

Total Other Loss	—	(7)	(1,095)		(1,102)	(4,069)	(893)	(13)		(4,975)	(4,069)	(6,077)

Income (Loss) Before Income Taxes	87,697	(6)	(454,067)		(366,376)	(3,228)	(1,253)	(200)		(4,681)	84,469	(371,057)
Income taxes	—	—	3,093	(g)	3,093	—	—	133	(g)	133	—	3,226

Consolidated Net Income (Loss)	$87,697	$(6)	$(457,160)		$(369,469)	$(3,228)	$(1,253)	$(333)		$(4,814)	$84,469	$(374,283)

Net Income (Loss) Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	$—	$(6)	$(105,155	)(i)	$(105,161)	$210	$(1,253)	$39	(i)	$(1,004)	$210	$(106,165)

Net Income (Loss) Allocated to Parent	$87,697	$—	$(352,005)		$(264,308)	$(3,438)	$—	$(372)		$(3,810)	$84,259	$(268,118)

(1)	See Exhibit 5 for a description of the adjustments made to arrive at total Company U.S. GAAP Net Income (Loss).

Exhibit 5

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Description of Adjustments Made to Reconcile Economic Income to U.S. GAAP Net Loss

Funds Consolidation

Economic Income excludes the impacts of consolidated Och-Ziff funds, including the related eliminations.

Other Adjustments

(a) Economic Income presents management fees net of recurring assets under management placement fees, as management considers these fees a reduction in management fees, not as an expense.

(b) Economic Income recognizes deferred cash compensation expense in the period in which it is awarded, as management determines the total amount of compensation based on the Company’s performance in the year of the award.

(c) Economic Income excludes equity-based compensation expense, as management does not consider these expenses when evaluating the performance of the Company.

(d) Economic Income excludes allocations to non-equity partner interests. Management reviewed the performance of the Company before it made any allocations to the Company’s non-equity founding partners for periods prior to the Reorganization. For these periods, allocations to the founding partners, other than Mr. Och, were treated as expenses for U.S. GAAP purposes. Following the Reorganization, only allocations related to earnings on previously deferred incentive income allocations to non-equity partner interests are incurred and these allocations are excluded from Economic Income.

(e) Economic Income excludes Reorganization expenses, which are non-cash expenses directly attributable to the reclassification of interests held by the founding partners and the Ziffs prior to the Reorganization as Och-Ziff Operating Group A Units.

(f) Economic Income excludes the profit sharing expense related to the Ziffs’ interest in the Company. Management reviewed the performance of the Company before it made any allocations to the Ziffs for periods prior to the Reorganization. Following the Reorganization, only profit sharing expense related to the allocation of earnings on previously deferred incentive income allocations to the Ziffs are incurred and these allocations are excluded from Economic Income.

(g) Economic Income excludes depreciation, changes in the tax receivable agreement liability and income taxes, as management does not consider these items when evaluating the performance of the Company.

(h) Economic Income excludes the net earnings (losses) on the deferred income receivable from Och-Ziff funds and net earnings (losses) on investments in Och-Ziff funds, as these amounts primarily relate to earnings (losses) on amounts due to affiliates for deferred or reinvested incentive income previously allocated to the founding partners and the Ziffs, and earnings (losses) on amounts due to employees under deferred cash compensation arrangements.

(i) Economic Income excludes amounts allocated to the partners and the Ziffs on their interests in the Och-Ziff Operating Group, as management reviews the performance of the Company at the Och-Ziff Operating Group level. The Company conducts substantially all of its activities through the Och-Ziff Operating Group. Additionally, Economic Income excludes amounts allocated to investors in consolidated Och-Ziff funds, as Economic Income excludes the impacts of consolidated Och-Ziff funds.

Exhibit 6

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to Distributable Earnings (Unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2009	2008
Total Economic Income	$44,511	$84,259
Adjusted income taxes (1)	(17,325)	(34,546)

Distributable Earnings	$27,186	$49,713

Distributable earnings	$27,186	$49,713
Weighted-Average Adjusted Class A Shares (1)	403,114,691	399,143,178

Distributable Earnings Per Share	$0.07	$0.12

(1)	Includes 76,547,204 and 74,138,572 weighted-average Class A Shares and, assumes the conversion of 311,099,524 weighted-average Group A Units held by the Company’s partners and the Ziffs, and 15,467,963 and 13,905,082 weighted-average RSUs for the three months ended March 31, 2009 and 2008, respectively, into Class A Shares on a one-to-one basis.

Exhibit 7

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Financial Supplement (Unaudited)

(dollars in millions)

	Three Months Ended March 31, 2009	Year Ended December 31,
		2008	2007	2006	2005
Total Assets Under Management (1)
Beginning of Period Balance	$26,955	$33,387	$22,621	$15,627	$11,251
Net Flows	(5,087)	(722)	7,591	4,135	3,117
Appreciation (Depreciation) (2)	733	(5,710)	3,175	2,859	1,259

End of Period Balance	$22,601	$26,955	$33,387	$22,621	$15,627

Total Assets Under Management by Fund
OZ Master Fund	$14,346	$16,396	$19,771	$15,449	$12,001
OZ Europe Master Fund	3,504	5,084	6,416	3,481	1,887
OZ Asia Master Fund	1,707	2,439	3,852	2,332	605
OZ Global Special Investments Master Fund	1,904	1,910	2,082	195	43

Och-Ziff Funds - Net Returns (3)
OZ Master Fund	4.4%	-15.9%	11.5%	14.8%	8.8%
OZ Europe Master Fund	-0.2%	-17.4%	14.8%	22.3%	15.7%
OZ Asia Master Fund	4.4%	-30.9%	12.2%	14.0%	14.2%
OZ Global Special Investments Master Fund	0.7%	-8.3%	17.2%	13.9%	0.2%

(1)	Includes deferred incentive income receivable from the offshore funds and amounts invested by the Company, its partners and certain other affiliated parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate Management Fees and Incentive Income for the respective periods.
(2)	Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Management Fees and Incentive Income vary by product. Past performance is no guarantee of future results.
(3)	Reflects a composite of the monthly return and year-to-date return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized special investments that could reduce returns at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

Exhibit 8

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Unaudited)

Returns of OZ Master Fund During Negative Return Months of S&P 500 Index

Year	Number of Months of Negative Returns of S&P 500	Total Return of S&P 500 During Negative Return Months	Total Return of OZ Master Fund During Negative Return Months of S&P 500
1994	3	-8.5%	1.7%
1995	1	-0.4%	0.1%
1996	2	-6.4%	3.9%
1997	3	-13.1%	4.0%
1998	3	-17.2%	-2.7%
1999	5	-11.8%	6.2%
2000	8	-27.1%	12.0%
2001	6	-33.2%	0.4%
2002	8	-41.9%	-5.0%
2003	3	-5.2%	4.6%
2004	3	-6.4%	1.1%
2005	5	-8.7%	0.7%
2006	1	-2.9%	0.5%
2007	5	-11.6%	1.4%
2008	8	-51.8%	-16.3%
1Q09	2	-19.1%	3.4%

Distribution of Net Monthly Returns since April 1, 1994

Total net return for the OZ Master Fund (the “Fund”) represents a composite of the average return of the feeder funds that comprise the Fund. Returns are presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and include the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the Fund. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

For the period from 1994 through 1997, performance represents the performance of Och-Ziff Capital Management, L.P., a Delaware limited partnership that was managed by Daniel Och following an investment strategy that is substantially similar to that of the Fund. In addition, during this period, performance was calculated by deducting Management Fees on a quarterly basis and Incentive Income on a monthly basis. Beginning January 1998, performance has been calculated by deducting both Management Fees and Incentive Income on a monthly basis from the composite returns of the Fund.

Readers should not assume that there is any material overlap between those securities in the portfolio of the Fund and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 Index performance relative to the Fund’s performance during months in which the S&P 500 Index declined is for the limited purpose of illustrating how the Fund has performed during periods of declines in the broad equity market. It should not be considered an indication of how the Fund will perform relative to the S&P 500 Index in the future.

Please note that the Fund’s investment objective is not to beat the S&P 500 Index. Furthermore, the Fund’s performance has frequently trailed that of the S&P 500 Index in periods of positive performance.

Exhibit 9

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Fund Performance (Unaudited) (1)

	2008
	January	February	March	April	May	June	July	August	September	October	November	December	FY2008
Och-Ziff Funds - Net Returns
OZ Master Fund	-1.12%	1.02%	-0.73%	0.96%	1.11%	-0.45%	-0.59%	-0.58%	-5.41%	-6.71%	-2.35%	-2.02%	-15.92%
OZ Europe Master Fund	-2.00%	0.81%	-0.54%	0.31%	1.69%	0.20%	-1.35%	-0.38%	-7.22%	-5.12%	-2.67%	-2.31%	-17.39%
OZ Asia Master Fund	-1.95%	1.78%	-2.41%	-0.18%	-0.16%	-2.19%	-1.17%	-4.18%	-7.53%	-11.76%	-1.69%	-4.13%	-30.86%
OZ Global Special Investments Master Fund	-0.72%	0.57%	-0.45%	0.64%	0.43%	-0.34%	0.06%	-0.45%	-2.73%	-2.60%	-1.72%	-1.22%	-8.27%

S&P 500 Index - Total Return (2)	-6.00%	-3.25%	-0.43%	4.87%	1.30%	-8.43%	-0.84%	1.45%	-8.91%	-16.80%	-7.18%	1.06%	-37.00%

	2009
	January	February	March	YTD
Och-Ziff Funds - Net Returns
OZ Master Fund	3.09%	0.35%	0.88%	4.36%
OZ Europe Master Fund	0.98%	-1.09%	-0.04%	-0.16%
OZ Asia Master Fund	2.70%	1.22%	0.38%	4.35%
OZ Global Special Investments Master Fund	0.84%	-0.49%	0.35%	0.70%

S&P 500 Index - Total Return (2)	-8.43%	-10.65%	8.76%	-11.01%

(1)	Fund performance reflects a composite of the return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.
(2)	Readers should not assume that there is any material overlap between those securities in the portfolios of the funds and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 performance relative to the funds’ performance should not be considered an indication of how the fund will perform relative to the S&P 500 in the future. Please note that the funds’ investment objective is not to beat the S&P 500 Index. Furthermore, the funds’ performance has frequently trailed that of the S&P 500 Index in periods of positive performance.